UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Bahnhofstrasse 1, 6340 Baar, Switzerland
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2017, Weatherford U.S. Holdings, L.L.C., a Delaware limited liability company (“WFT Holdings”) and an indirect wholly owned subsidiary of Weatherford International plc, an Irish public limited company (“Weatherford”), and Weatherford Canada Ltd., an Alberta corporation and an indirect wholly owned subsidiary of Weatherford (“WFT Canada”), entered into a Master Formation Agreement (the “MFA”) with Schlumberger Technology Corporation, a Texas corporation (“STC” and, together with WFT Holdings, the “US JV Parties”) and an indirect wholly owned subsidiary of Schlumberger Limited, a Curacao corporation (“Schlumberger”), and Schlumberger Canada Limited, a company organized under the laws of Canada and an indirect wholly owned subsidiary of Schlumberger (“SCL” and, together with WFT Canada, the “Canadian JV Parties”). Under the terms of the MFA, (i) the US JV Parties will contribute their respective pressure pumping, pump-down perforating and onshore completion businesses to a newly formed Delaware limited liability company (the “US JV”) and (ii) the Canadian JV Parties will contribute their respective pressure pumping, pump-down perforating and onshore completion businesses to a newly formed Alberta limited partnership (the “Canadian JV” and, together with the US JV, the “Joint Ventures”). In addition, Schlumberger will pay $535 million in cash to Weatherford. The Joint Ventures will operate under the name “OneStim” and will conduct operations in western Canada and the continental United States. Schlumberger and Weatherford will indirectly own a 70% and 30% interest, respectively, in each Joint Venture. Each Joint Venture will be governed by a board of directors initially comprised of two representatives appointed by Schlumberger and one representative appointed by Weatherford.
The MFA generally contains customary representations, warranties and covenants, including covenants with respect to the operations of the US JV Parties and the Canadian JV Parties between the signing of the MFA and the closing. The transactions contemplated by the MFA are subject to customary closing conditions, including regulatory approvals, and termination provisions. Weatherford expects to close the transactions contemplated by the MFA in the second half of 2017.

Item 7.01	Regulation FD Disclosure.
On March 24, 2017, Weatherford issued a press release describing the matters set forth in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description

99.1	Press Release dated March 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: March 24, 2017

	By:	/s/ Christina M. Ibrahim
	Name:	Christina M. Ibrahim
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 24, 2017